United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

EIGER BIOPHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!

EIGER BIOPHARMACEUTICALS, INC.
2022 Annual Meeting
Vote by June 15, 2022
11:59 PM ET
EIGER BIOPHARMACEUTICALS, INC.
2155 PARK BOULEVARD
PALO ALTO, CA 94306
You invested in EIGER BIOPHARMACEUTICALS, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 16, 2022.
Vote Virtually at the Meeting*
June 16, 2022
10:00 AM, PDT
*Please check the meeting materials for any special requirements for meeting attendance.
Smartphone users
Point your camera here and vote without entering a control number
V1.1
For complete information and to vote, visit www.ProxyVote.com
Control #
D81210-P68780
Get informed before you vote
View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 2, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
EIGER BIOPHARMACEUTICALS, INC.
2155 PARK BOULEVARD
PALO ALTO, CA 94306
Vote Virtually at the Meeting: To vote during the Meeting go to
www.virtualshareholdermeeting.com/EIGR2022. Have the control number that is printed in the box available and follow the instructions.
Vote Before the Meeting by Internet: To vote now by internet, go to
www.proxyvote.com. Have the control number that is printed in the box available and follow the instructions.
Vote Before the Meeting By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Vote at www.ProxyVote.com
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.
Voting Items
Board Recommends
D81211-P68780
01) David Cory
02) David Apelian
03) Christine Murray
1. Election of David Cory, David Apelian and Christine Murray as Class I Directors of the Company, as recommended for nomination by the Nominating and Governance Committee and approved by the Board, to hold office until the 2025 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal;
Nominees:
2. Approval, on an advisory basis, of the compensation of the Company’s named executive officers;
3. Ratification of the Audit Committee’s selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022; and
4. Any other business properly brought before the 2022 Annual Meeting
For
For
For.